! mast0310cpmf.CDI #CMOVER_3.0B WHOLE_LOAN ! MAX_CF_VECTSIZE 550
!
!! Created by Intex Deal Maker v3.5.214 , subroutines 3.0f2
!! 10/16/2003 8:44 AM
!
! Modeled in the Intex CMO Modeling Language, (WNYC0063975)
! which is copyright (c) 2003 by Intex Solutions, Inc.
! Intex shall not be held liable for the accuracy of this data
! nor for the accuracy of information which is derived from this data.
!
!
DEFINE CONSTANT #OrigCollBal = 200000000.00
!
DEFINE CONSTANT #OrigBondBal = 200000000.00
!
!
FULL_DEALNAME: mast0310cpmf
!
DEAL SIZE: $ 200000000.00
PRICING SPEED: 300% PSA
! ISSUE DATE: 20031001
SETTLEMENT DATE: 20031030
!
Record date delay: 24
!
DEFINE TR_INDEXDEPS_ALL
!
DEFINE SCHEDULE "SHIFT%"
!
DEAL_CLOCK_INFO _
ISSUE_CDU_DATE 20031001 _
DEAL_FIRSTPAY_DATE 20031125
!
!
DEFINE DYNAMIC STICKY #NetRate = ( COLL_I_MISC("COUPON") ) / COLL_PREV_BAL * 1200
!
!
DEFINE TABLE "NASSNR" (6, 2) = "MONTH" "NAS_FRACSNR"
60.1 0%
72.1 30%
84.1 40%
96.1 60%
108.1 80%
120.1 100%
!
DEFINE #COUPON_COMBO1 = 0
!
TOLERANCE WRITEDOWN_0LOSS 1.00
!
INITIAL INDEX LIBOR_1MO 1.12
!
DEFINE TRANCHE "NAS", "PM", "FA", "SA", "EA", "AD", "AC", "SUBORD", "AA", "AB"
!
!
Tranche "NAS" SEN_NAS_FIX
Block 20000000.00 at 5.5 FREQ M _
DAYCOUNT 30360 BUSINESS_DAY NONE _
Delay 24 Dated 20031001 Next 20031125
!
Tranche "PM" SEN_FIX
Block 6640091.00 at 8 FREQ M _
DAYCOUNT 30360 BUSINESS_DAY NONE _
Delay 24 Dated 20031001 Next 20031125
!
Tranche "FA" SEN_FLT
Block 6640090.00 at 1.52 FREQ M FLOAT RESET M _
DAYCOUNT 30360 BUSINESS_DAY NONE _
Delay 0 Dated 20031025 Next 20031125
1.0 * LIBOR_1MO + 0.4
0.4 8
!
Tranche "SA" SEN_INV_IO
Block 6640090.00 at 6.48 FREQ M FLOAT RESET M NOTIONAL WITH BLOCK "FA#1" _
DAYCOUNT 30360 BUSINESS_DAY NONE _
Delay 0 Dated 20031025 Next 20031125
-1 * LIBOR_1MO + 7.6
0. 7.6
!
Tranche "EA" SEN_FIX
Block 132801819.00 at 5.25 FREQ M _
DAYCOUNT 30360 BUSINESS_DAY NONE _
Delay 24 Dated 20031001 Next 20031125
!
Tranche "AD" SEN_FIX
Block 19234000.00 at 5.5 FREQ M _
DAYCOUNT 30360 BUSINESS_DAY NONE _
Delay 24 Dated 20031001 Next 20031125
!
Tranche "AC" SEN_FIX
Block 9184000.00 at 5.5 FREQ M _
DAYCOUNT 30360 BUSINESS_DAY NONE _
Delay 24 Dated 20031001 Next 20031125
!
Tranche "SUBORD" JUN_FIX
Block 5500000.00 at 5.5 FREQ M _
DAYCOUNT 30360 BUSINESS_DAY NONE _
Delay 24 Dated 20031001 Next 20031125
!
Tranche "AA" MODELING EXCHANGE
Block 144007000.00 FLOAT _
DAYCOUNT 30360 BUSINESS_DAY NONE FREQ M _
Delay 24 Dated 20031001 Next 20031125
( #COUPON_COMBO1)
0 999
!
Tranche "AB" MODELING EXCHANGE
Block 21309000.00 FLOAT _
DAYCOUNT 30360 BUSINESS_DAY NONE FREQ M _
Delay 24 Dated 20031001 Next 20031125
( #COUPON_COMBO1)
0 999
!
!
ifndef #_CMOVER_3.0D2 _
DEFINE EXCHANGE "AA" + "AB" = "PM" + "FA" + "SA" + "EA" + "AD"
!
DEFINE PSEUDO_TRANCHE COLLAT _
Delay 24 Dated 20031001 Next 20031125 Settle 20031030
!
CLASS "NAS" NO_BUILD_TRANCHE _
= "NAS"
CLASS "AA" DISTRIB_CLASS RULES _
= "AA"
CLASS "AB" DISTRIB_CLASS RULES _
= "AB"
CLASS "PM" NO_BUILD_TRANCHE _
= "PM"
CLASS "FA" NO_BUILD_TRANCHE _
= "FA"
CLASS "SA" NO_BUILD_TRANCHE _
= "SA"
CLASS "EA" NO_BUILD_TRANCHE _
= "EA"
CLASS "AD" NO_BUILD_TRANCHE _
= "AD"
CLASS "AC" NO_BUILD_TRANCHE _
= "AC"
CLASS "SUBORD" NO_BUILD_TRANCHE _
= "SUBORD"
CLASS "PM2" DISTRIB_CLASS PRORATA WRITEDOWN_BAL PRORATA _
= "FA" "SA"
CLASS "XPM" DISTRIB_CLASS PRORATA WRITEDOWN_BAL PRORATA _
= "PM" "PM2"
CLASS "COMBO11" DISTRIB_CLASS PRORATA WRITEDOWN_BAL PRORATA _
= "XPM" "EA"
CLASS "COMBO1" DISTRIB_CLASS PRORATA WRITEDOWN_BAL PRORATA _
= "COMBO11" "AD" , _
COMBINE_CLASSES = "AA" "AB"

CLASS "SNRNN" DISTRIB_CLASS PRORATA WRITEDOWN_BAL PRORATA _
= "AA" "AB" "AC"
CLASS "SNR" WRITEDOWN_BAL PRORATA ALLOCATION _
= "NAS" "SNRNN"
!
!
CLASS "ROOT" _
= "SNR" "SUBORD"
!
DEFINE PSEUDO_TRANCHE CLASS "SNR" Delay 24 Dated 20031001 Next 20031125 DAYCOUNT 30360 BUSINESS_DAY NONE
!
DEFINE PSEUDO_TRANCHE CLASS "SNRNN" Delay 24 Dated 20031001 Next 20031125 DAYCOUNT 30360 BUSINESS_DAY NONE
!
DEFINE PSEUDO_TRANCHE CLASS "AA" Delay 24 Dated 20031001 Next 20031125 DAYCOUNT 30360 BUSINESS_DAY NONE
!
DEFINE PSEUDO_TRANCHE CLASS "AB" Delay 24 Dated 20031001 Next 20031125 DAYCOUNT 30360 BUSINESS_DAY NONE
!
DEFINE PSEUDO_TRANCHE CLASS "COMBO1" Delay 24 Dated 20031001 Next 20031125 DAYCOUNT 30360 BUSINESS_DAY NONE
!
DEFINE PSEUDO_TRANCHE CLASS "COMBO11" Delay 24 Dated 20031001 Next 20031125 DAYCOUNT 30360 BUSINESS_DAY NONE
!
DEFINE PSEUDO_TRANCHE CLASS "XPM" Delay 24 Dated 20031001 Next 20031125 DAYCOUNT 30360 BUSINESS_DAY NONE
!
DEFINE PSEUDO_TRANCHE CLASS "PM2" Delay 24 Dated 20031001 Next 20031125 DAYCOUNT 30360 BUSINESS_DAY NONE
!
!
CROSSOVER When 0
!
DEFINE DYNAMIC #COUPON_COMBO1 = OPTIMAL_INTPMT("COMBO1") / BBAL("COMBO1") * 36000 / NDAYS_ACCRUE_INT("COMBO1#1")
!
INTEREST_SHORTFALL FULL_PREPAY Compensate Pro_rata _
PARTIAL_PREPAY Compensate Pro_rata _
LOSS Compensate Pro_rata
!
Tranche Cusip Stated Maturity
NAS XXXXXXXXX 20330825
PM XXXXXXXXX 20310225
FA XXXXXXXXX 20310225
SA XXXXXXXXX 20310225
EA XXXXXXXXX 20310225
AD XXXXXXXXX 20321125
AC XXXXXXXXX 20330825
SUBORD XXXXXXXXX 20330825
!
!
CMO Block Payment Rules
------------------------------------
calculate : #Non_PO_Bal = BBAL("SNR", "SUBORD")
!
!
calculate : #NasShiftSNR = LOOKUP_TBL( "STEP", CURMONTH , "NASSNR", "MONTH", "NAS_FRACSNR" )
!
calculate : #NasFracSNR = BBAL("NAS") / #Non_PO_Bal
!
calculate : #SenPct = 100 * BBAL("SNR")/BBAL("SNR","SUBORD")
!
!
calculate : #SenPrep = _
IF (#SenPct > 100 * ORIG_BBAL("SNR")/ORIG_BBAL("SNR","SUBORD")) _
THEN 100 _
ELSE #SenPct + SHIFT% * (100-#SenPct), _
Reduce_SHIFT%_when (1)
!
calculate : #SENRECOV = _
MAX( 0, MIN( #SenPct/100 * DELINQ_LIQUIDATE, _
#SenPrep/100 * DELINQ_RECOVER ))
!
calculate: "SNR" _
NO_CHECK SCHEDULED AMOUNT V0 = #SenPct / 100 * COLL_P_SCHED , _
NO_CHECK PREPAY AMOUNT LIMIT V1 = #SenPrep / 100 * COLL_P_PREPAY , _
NO_CHECK RECOVER AMOUNT LIMIT V3 = #SENRECOV
!
calculate : #SenSchedAlloc = V0
calculate : #SenPrepayAlloc = V1
calculate : #SenRecoverAlloc = V3
!
calculate : #SubSched = MAX( 0, COLL_P_SCHED - #SenSchedAlloc )
calculate : #SubPrepay = MAX( 0, COLL_P_PREPAY - #SenPrepayAlloc )
calculate : #SubRecov = MAX( 0, DELINQ_RECOVER - #SenRecoverAlloc)
!
calculate: "SUBORD" _
NO_CHECK SCHEDULED AMOUNT = #SubSched , _
NO_CHECK PREPAY AMOUNT = #SubPrepay , _
NO_CHECK RECOVER AMOUNT = #SubRecov
!
------------------------------------
from : CLASS ( "SNR" )
pay : CLASS INTEREST PRO_RATA ( "NAS"; "SNRNN" )
pay : CLASS INTSHORT PRO_RATA ( "NAS"; "SNRNN" )
------------------------------------
calculate : #NasCeilSNR = MIN ( BBAL("NAS"), COLL_P_SCHED * #NasFracSNR + COLL_P_PREPAY * #NasFracSNR * #NasShiftSNR + DELINQ_RECOVER * #NasFracSNR)
calculate : #NasCeilSNR = IF CURMONTH LE 60 THEN 0 ELSE #NasCeilSNR
------------------------------------
subject to : CEILING ( #NasCeilSNR )
from : CLASS ( "SNR" )
pay : CLASS BALANCE SEQUENTIAL ("NAS")
------------------------------------
from : CLASS ( "SNR" )
pay : CLASS BALANCE SEQUENTIAL ("SNRNN", "NAS")
------------------------------------
!
from : CLASS ( "SNRNN" )
pay : CLASS INTEREST PRO_RATA ( "AA"; "AB"; "AC" )
pay : CLASS INTSHORT PRO_RATA ( "AA"; "AB"; "AC" )
------------------------------------
from : CLASS ( "SNRNN" )
pay : CLASS BALANCE SEQUENTIAL ( "AA", "AB", "AC" )
------------------------------------
!
subject to : CEILING ( (BBAL("AA#1")-BBAL("AA")) )
pay : SEQUENTIAL ( "AA#1")
------------------------------------
!
subject to : CEILING ( (BBAL("AB#1")-BBAL("AB")) )
pay : SEQUENTIAL ( "AB#1")
------------------------------------
------------------------------------
calculate : #P_COMBO1 = PRINCPMT("AA#1","AB#1")
------------------------------------
from : CLASS ( "AA" ; "AB" )
pay : CLASS INTEREST PRO_RATA ( "COMBO1" )
pay : CLASS INTSHORT PRO_RATA ( "COMBO1" )
------------------------------------
from : CLASS ( "AA" ; "AB" )
subject to : CEILING ( #P_COMBO1 )
pay : CLASS BALANCE SEQUENTIAL ( "COMBO1" )
------------------------------------
from : CLASS ( "AA" ; "AB" )
pay : CLASS MORE_INTEREST SEQUENTIAL ( "COMBO1" )
------------------------------------
!
from : CLASS ( "COMBO1" )
pay : CLASS INTEREST PRO_RATA ( "COMBO11"; "AD" )
pay : CLASS INTSHORT PRO_RATA ( "COMBO11"; "AD" )
------------------------------------
from : CLASS ( "COMBO1" )
pay : CLASS BALANCE SEQUENTIAL ( "COMBO11", "AD" )
------------------------------------
!
from : CLASS ( "COMBO11" )
pay : CLASS INTEREST PRO_RATA ( "XPM"; "EA" )
pay : CLASS INTSHORT PRO_RATA ( "XPM"; "EA" )
------------------------------------
from : CLASS ( "COMBO11" )
pay : CLASS BALANCE PRO_RATA ( "XPM" ; "EA" )
------------------------------------
!
from : CLASS ( "XPM" )
pay : CLASS INTEREST PRO_RATA ( "PM"; "PM2" )
pay : CLASS INTSHORT PRO_RATA ( "PM"; "PM2" )
------------------------------------
from : CLASS ( "XPM" )
pay : CLASS BALANCE PRO_RATA ( "PM" ; "PM2" )
------------------------------------
!
from : CLASS ( "PM2" )
pay : CLASS INTEREST PRO_RATA ( "FA"; "SA" )
pay : CLASS INTSHORT PRO_RATA ( "FA"; "SA" )
------------------------------------
from : CLASS ( "PM2" )
pay : CLASS BALANCE PRO_RATA ( "FA" ; "SA" )
------------------------------------
!
------------------------------------
from : CLASS ( "NAS" )
pay : SEQUENTIAL ( "NAS#1" )
------------------------------------
from : CLASS ( "PM" )
pay : SEQUENTIAL ( "PM#1" )
------------------------------------
from : CLASS ( "FA" )
pay : SEQUENTIAL ( "FA#1" )
------------------------------------
from : CLASS ( "EA" )
pay : SEQUENTIAL ( "EA#1" )
------------------------------------
from : CLASS ( "AD" )
pay : SEQUENTIAL ( "AD#1" )
------------------------------------
from : CLASS ( "AC" )
pay : SEQUENTIAL ( "AC#1" )
------------------------------------
------------------------------------
from : CLASS ( "SUBORD" )
pay : SEQUENTIAL ( "SUBORD#1" )
------------------------------------
from : CLASS ( "COMBO1" )
pay : CLASS MORE_INTEREST SEQUENTIAL ("ROOT")
------------------------------------
!
Schedule "SHIFT%"
Declare
60 100%
72 70%
84 60%
96 40%
108 20%
120 0%
!
!
Collateral
!
! Factor --Delay--
! Type Date P/Y BV Use BV for 0
WL 20031001 9999 9999 FALSE
!
! Pool# Type Gross Current Original --Fee-- Maturity Orig
! Coupon Factor Balance P/Y BV P/Y BV Term
!! BEGINNING OF COLLATERAL
M 0 WL 00 WAC 5.68 ( 200000000.00 / 200000000.00 ); 200000000.00 0.18 0.18 358:1 358:1 359 NO_CHECK